Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated September 30, 2020
The purpose of this supplement is to provide you with changes to the current Prospectuses and Statement of Additional Information for the Fund listed below:
Invesco Global Targeted Returns Fund
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the applicable Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
Effective on or about October 30, 2020, David Jubb will no longer serve as Portfolio Manager of the Fund. Therefore, all references to Mr. Jubb in the Summary and Statutory Prospectuses and Statement of Additional Information are hereby removed as of that date.
GTR-SUMSTATSAI-SUP
1